United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 26, 2023 (September 26, 2023)

Date of Report (Date of earliest event reported)

Welsbach Technology Metals Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 S Craig Place Lombard, Illinois 60148
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (217) 615-1216

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

As previously disclosed, Welsbach Technology Metals Acquisition Corp. (the “Company”, or “WTMA”) and Welsbach Acquisition Holdings LLC (the “Sponsor”) intend to ask WTMA’s shareholders at a special meeting of the stockholders of the Company (the “Special Stockholder Meeting”) to approve, amongst other, an extension of time for the Company to consummate an initial business combination (the “Extension Amendment Proposal”). In connection with such Extension Amendment Proposal, WTMA plans to discuss with certain of WTMA’s existing shareholders the terms and conditions of a potential non-redemption incentive that may be offered to WTMA’s existing shareholders (a “Non-Redemption Incentive”), including, but not limited to, entry into customary non-redemption agreements where, in exchange for a shareholder’s agreement not to redeem certain shares of WTMA common stock (the “Non-Redeemed Shares”) in connection with the upcoming Special Stockholder Meeting, WTMA and the Sponsor will agree to cause the surviving entity of any future WTMA initial business combination (“MergeCo”) to issue to such shareholders a certain number of additional ordinary or common shares of MergeCo immediately following the consummation of an initial business combination, if they continue to hold such Non-Redeemed Shares through the Special Stockholder Meeting. The Non-Redemption Incentive is not expected to increase the likelihood that the Extension Amendment Proposal is approved by shareholders, but will increase the amount of funds that remain in the Company’s trust account following the Special Stockholder Meeting.

The foregoing summary of the Non-Redemption Incentive does not purport to be complete and is qualified in its entirety by reference to the updated form of non-redemption agreement attached hereto as Exhibit 10.1 and incorporated herein by reference. The updated form of Non-Redemption Agreement attached hereto as Exhibit 10.1 is substantially similar to the form attached as Exhibit 10.1 to the Company’s Report on Form 8-K, filed with the Securities and Exchange Commission on September 25, 2023, except that the Sponsor and the Company have decided to remove the requirement that the Investor sign a joinder to that certain stock escrow agreement, dated December 27, 2021, by and among the Company, the Sponsor, the Company’s officers, directors and other insiders and Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agreement”), and therefore such MergeCo shares will not be subject to the contractual lock-up contained in the Escrow Agreement.

NONE OF WTMA OR THE SPONSOR HAVE AGREED TO OFFER OR PROVIDE A NON-REDEMPTION-INCENTIVCE ON THE TERMS OUTLINED ABOVE, OR AT ALL, TO ANY SHAREHOLDER, INVESTOR OR OTHER PERSON. NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN. NO ASSURANCE CAN BE MADE THAT MODIFICATIONS TO THE BUSINESS COMBINATION AGREEMENT WILL BE NEGOTIATED, AGREED OR ACCEPTED BY THE PARTIES TO THE BUSINESS COMBINATION.

The information included in this Current Report on Form 8-K under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by WTMA under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

The Company has determined that, if the Extension Amendment Proposal is approved and the Extension is implemented, it will not utilize any funds from its trust account to pay any potential excise taxes that may become due upon a redemption of the Company’s public shares in connection with a liquidation of the Company if it does not effect a business combination prior to its termination date.

Based on the trust value as of September 24, 2023, the Company expects the redemption price, net of taxes, to be $10.82 on September 24, 2023.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between a target and WTMA include statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of a target. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WTMA’s securities, (ii) the risk that the transaction may not be completed by WTMA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by WTMA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of a Merger Agreement by the shareholders of WTMA, the satisfaction of the minimum amount in the trust account, if any, following redemptions by WTMA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the potential lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete a PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of a Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on a target’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of a target and potential difficulties in employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against a target or against WTMA related to a Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of WTMA’s securities on a national securities exchange, (xi) the price of WTMA’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which WTMA plans to operate or a target operates, variations in operating performance across competitors, changes in laws and regulations affecting WTMA’s or a target’s business, a target’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in a registration statement on Form S-4 following identification of a target and execution of a Merger Agreement, the proxy statement/prospectus and other documents filed or that may be filed by WTMA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and a target and WTMA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither a target nor WTMA gives any assurance that either a target or WTMA, or the combined company, will achieve its expectations.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF WTMA ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE EXTENSION AMENDMENT PROPOSAL.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2023

Welsbach Technology Metals Acquisition Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Operating Officer and Director

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